SunAmerica Series Trust Multi-Managed Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 6/30/2017


					Securities Purchased
					1

Name of Underwriters		MS, UBS, BOA, WFS, JPM,CS, CITI




Name of Issuer  			Schneider National Inc. - Cl B


Title of Security					80689H10



Date of First Offering					4/6/2017


Amount of Total Offering			$	549,993,000.00


Unit Price					$       19.00

Underwriting Spread or Commission		$	1.0930

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$7,600


Number of Shares Purchased					400

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0014%
by Portfolio

Percentage of Offering Purchased by				0.999%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						1.00%

Percentage of Portfolio Assets					0.068%
Applied to Purchase

Name(s) of Underwriter(s) or				UBS Securities

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




SunAmerica Series Trust Multi-Managed Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 6/30/2017


					Securities Purchased
					1

Name of Underwriters		GS,JPM,Allen &Co,JMP Sec




Name of Issuer  					OKTA Inc.



Title of Security					67929510



Date of First Offering					04/07/17


Amount of Total Offering			$	187,000,000


Unit Price					$       17.000

Underwriting Spread or Commission		$	1.1900

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$11,900.00


Number of Shares Purchased					700.00

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0064%
by Portfolio

Percentage of Offering Purchased by				3.094%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						3.10%

Percentage of Portfolio Assets					0.106%
Applied to Purchase

Name(s) of Underwriter(s) or					Goldman Sachs

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




SunAmerica Series Trust Multi-Managed Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 6/30/2017


					Securities Purchased
					1

Name of Underwriters		MS,JPM,RBC Captial


Name of Issuer  					Yext Inc.



Title of Security					98585N10



Date of First Offering					04/13/17


Amount of Total Offering			$	115,500,000


Unit Price					$       11.00

Underwriting Spread or Commission		$	0.7700

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$11,000.00


Number of Shares Purchased					1,000.00

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0095%
by Portfolio

Percentage of Offering Purchased by				4.100%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						4.11%

Percentage of Portfolio Assets					0.098%
Applied to Purchase

Name(s) of Underwriter(s) or				Morgan Stanley and Co.

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




SunAmerica Series Trust Multi-Managed Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 6/30/2017


					Securities Purchased
					1

Name of Underwriters		GS,JPM,Tudor Pickering, SunTrust
				Stephens, Robert Baird, Raymond James


Name of Issuer  					Cadence Bancorp



Title of Security					12739A10



Date of First Offering					4/13/2017


Amount of Total Offering			$	150,000,000


Unit Price					$       20.00

Underwriting Spread or Commission		$	1.4000

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$2,000


Number of Shares Purchased					100.00

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0013%
by Portfolio

Percentage of Offering Purchased by				1.269%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						1.27%

Percentage of Portfolio Assets					0.018%
Applied to Purchase

Name(s) of Underwriter(s) or				Goldman Sachs and Co. NY


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




SunAmerica Series Trust Multi-Managed Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 6/30/2017


					Securities Purchased
					1

Name of Underwriters		MS, JPM,Citi, BOA, Allen & Co,
				Deutsche Bank

Name of Issuer  					Cloudera Inc.



Title of Security					18914U10



Date of First Offering					4/28/2017


Amount of Total Offering			$	225,000,000.00


Unit Price					$       15.00

Underwriting Spread or Commission		$	1.0500

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$19,500.00


Number of Shares Purchased					1,300.00

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0087%
by Portfolio

Percentage of Offering Purchased by				4.261%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						4.27%

Percentage of Portfolio Assets					0.174%
Applied to Purchase

Name(s) of Underwriter(s) or				Morgan Stanley and Co. LLC

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes





SunAmerica Series Trust Multi-Managed Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 6/30/2017


					Securities Purchased
					1

Name of Underwriters		MS, WFS, JPM, CitiGroup, Stifel


Name of Issuer  					Costamare Inc.



Title of Security					Y1771G10



Date of First Offering					5/25/2017


Amount of Total Offering			$	95,850,000.00


Unit Price					$       7.10

Underwriting Spread or Commission		$	0.3200

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$12,780.00


Number of Shares Purchased					1,800.00

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0133%
by Portfolio

Percentage of Offering Purchased by				7.267%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						7.28%

Percentage of Portfolio Assets					0.121%
Applied to Purchase

Name(s) of Underwriter(s) or				Morgan Stanley and Co. LLC

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




SunAmerica Series Trust Multi-Managed Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 6/30/2017


					Securities Purchased
					1

Name of Underwriters		JP Morgan, Leerink Partners LLC,
				Cowen & Co.


Name of Issuer  				Mersana Therapeutics Inc.



Title of Security					59045L10



Date of First Offering					6/28/2017


Amount of Total Offering			$	75,000,000.00


Unit Price					$       15.00

Underwriting Spread or Commission		$	1.0500

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$15,000.00


Number of Shares Purchased					1,000.00

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0200%
by Portfolio

Percentage of Offering Purchased by				5.270%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						5.29%

Percentage of Portfolio Assets					0.136%
Applied to Purchase

Name(s) of Underwriter(s) or				Leerink Partners LLC

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes





SunAmerica Series Trust Multi-Managed Moderate Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 6/30/2017


					Securities Purchased
					1

Name of Underwriters		MS, UBS, BOA, WFS, JPM,CS, CITI


Name of Issuer  				Schneider National Inc. - Cl B



Title of Security					80689H10



Date of First Offering					4/6/2017


Amount of Total Offering			$	549,993,000.00


Unit Price					$       19.00

Underwriting Spread or Commission		$	1.0930

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$11,400.00


Number of Shares Purchased					600.00

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0021%
by Portfolio

Percentage of Offering Purchased by				0.998%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						1.00%

Percentage of Portfolio Assets					0.069%
Applied to Purchase

Name(s) of Underwriter(s) or					UBS Securities

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes





SunAmerica Series Trust Multi-Managed Moderate Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 6/30/2017


					Securities Purchased
					1

Name of Underwriters		GS,JPM,Allen &Co,JMP Sec


Name of Issuer  					OKTA Inc.



Title of Security					67929510



Date of First Offering					4/07/2017


Amount of Total Offering			$	187,000,000.00


Unit Price					$       17.00

Underwriting Spread or Commission		$	1.1900

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$18,700.00


Number of Shares Purchased					1,100.00

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0100%
by Portfolio

Percentage of Offering Purchased by				3.090%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						3.10%

Percentage of Portfolio Assets					0.114%
Applied to Purchase

Name(s) of Underwriter(s) or					Goldman Sachs

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes



SunAmerica Series Trust Multi-Managed Moderate Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 6/30/2017


					Securities Purchased
					1

Name of Underwriters		MS,JPM,RBC Captial

Name of Issuer  			Yext Inc.



Title of Security					98585N10



Date of First Offering					4/13/2017


Amount of Total Offering			$	115,500,000.00


Unit Price					$       11.00

Underwriting Spread or Commission		$	0.7700

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$16,500.00


Number of Shares Purchased					1,500.00

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0143%
by Portfolio

Percentage of Offering Purchased by				4.096%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						4.11%

Percentage of Portfolio Assets					0.100%
Applied to Purchase

Name(s) of Underwriter(s) or				Morgan Stanley and Co.

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes



SunAmerica Series Trust Multi-Managed Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 6/30/2017


					Securities Purchased
					1

Name of Underwriters		GS,JPM,Tudor Pickering,
				SunTrust, Stephens, Robert Baird
				Raymond James

Name of Issuer  					Cadence Bancorp



Title of Security					12739A10



Date of First Offering					4/13/2017


Amount of Total Offering			$	150,000,000.00


Unit Price					$       20.00

Underwriting Spread or Commission		$	1.4000

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$4,000.00


Number of Shares Purchased					200.00

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0027%
by Portfolio

Percentage of Offering Purchased by				1.267%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						1.27%

Percentage of Portfolio Assets					0.024%
Applied to Purchase

Name(s) of Underwriter(s) or				Goldman Sachs and Co. NY

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




SunAmerica Series Trust Multi-Managed Moderate Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 6/30/2017


					Securities Purchased
					1

Name of Underwriters		MS, JPM,Citi, BOA,
				Allen & Co, Deutsche Bank

Name of Issuer  					Cloudera Inc.




Title of Security					18914U10



Date of First Offering					4/28/2017


Amount of Total Offering			$	225,000,000.00


Unit Price					$       15.00

Underwriting Spread or Commission		$	1.0500

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$30,000.00


Number of Shares Purchased					2,000.00

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0133%
by Portfolio

Percentage of Offering Purchased by				4.257%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						4.27%

Percentage of Portfolio Assets					0.182%
Applied to Purchase

Name(s) of Underwriter(s) or				Morgan Stanley and Co. LLC

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




SunAmerica Series Trust Multi-Managed Moderate Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 6/30/2017


					Securities Purchased
					1

Name of Underwriters		MS, WFS, JPM,
				CitiGroup, Stifel


Name of Issuer  					Costamare Inc.



Title of Security					Y1771G10



Date of First Offering					5/25/2017


Amount of Total Offering			$	95,850,000.00


Unit Price					$       7.10

Underwriting Spread or Commission		$	0.3200

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$17,7500.00


Number of Shares Purchased					2,500.00

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0185%
by Portfolio

Percentage of Offering Purchased by				7.261%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						7.28%

Percentage of Portfolio Assets					0.113%
Applied to Purchase

Name(s) of Underwriter(s) or				Morgan Stanley and Co. LLC

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




SunAmerica Series Trust Multi-Managed Moderate Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 6/30/2017


					Securities Purchased
					1

Name of Underwriters		JP Morgan, Leerink Partners LLC,
				Cowen & Co.

Name of Issuer  		Mersana Therapeutics Inc.



Title of Security					59045L10



Date of First Offering					6/28/2017


Amount of Total Offering			$	75,000,000.00


Unit Price					$       15.00

Underwriting Spread or Commission		$	1.0500

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$22,500.00


Number of Shares Purchased					1,500.00

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0300%
by Portfolio

Percentage of Offering Purchased by				5.260%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						5.29%

Percentage of Portfolio Assets					0.139%
Applied to Purchase

Name(s) of Underwriter(s) or				Leerink Partners LLC

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes



SunAmerica Series Trust Small Cap Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 6/30/2017


					Securities Purchased
					1

Name of Underwriters		MS, UBS, BOA, WFS, JPM,CS, CITI

Name of Issuer  			Schneider National Inc. - Cl B



Title of Security					80689H10



Date of First Offering					4/06/2017


Amount of Total Offering			$	549,993,000.00


Unit Price					$       19.00

Underwriting Spread or Commission		$	1.0930

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$66,500.00


Number of Shares Purchased					3,500.00

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0121%
by Portfolio

Percentage of Offering Purchased by				0.988%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						1.00%

Percentage of Portfolio Assets					0.066%
Applied to Purchase

Name(s) of Underwriter(s) or					UBS Securities

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes



SunAmerica Series Trust Small Cap Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 6/30/2017


					Securities Purchased
					1

Name of Underwriters		GS,JPM,Allen &Co,JMP Sec

Name of Issuer  					OKTA Inc.



Title of Security					67929510



Date of First Offering					4/07/2017


Amount of Total Offering			$	187,000,000.00


Unit Price					$       17.00

Underwriting Spread or Commission		$	1.1900

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$110,500.00


Number of Shares Purchased					6,500.00

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0591%
by Portfolio

Percentage of Offering Purchased by				3.041%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						3.10%

Percentage of Portfolio Assets					0.109%
Applied to Purchase

Name(s) of Underwriter(s) or					Goldman Sachs

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes

SunAmerica Series Trust Small Cap Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 6/30/2017


					Securities Purchased
					1

Name of Underwriters		MS,JPM,RBC Captial

Name of Issuer  					Yext Inc.



Title of Security					98585N10



Date of First Offering					4/13/2017


Amount of Total Offering			$	115,500,000.00


Unit Price					$       11.00

Underwriting Spread or Commission		$	0.7700

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$99,000.00


Number of Shares Purchased					9,000.00

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0857%
by Portfolio

Percentage of Offering Purchased by				4.024%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						4.11%

Percentage of Portfolio Assets					0.098%
Applied to Purchase

Name(s) of Underwriter(s) or				Morgan Stanley and Co.

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes


SunAmerica Series Trust Small Cap Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 6/30/2017


					Securities Purchased
					1

Name of Underwriters		GS,JPM,Tudor Pickering, SunTrust,
				Stephens, Robert Baird, Raymond James

Name of Issuer  					Cadence Bancorp



Title of Security					12739A10



Date of First Offering					4/13/2017


Amount of Total Offering			$	150,000,000.00


Unit Price					$       20.00

Underwriting Spread or Commission		$	1.4000

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$18,000.00


Number of Shares Purchased					900.00

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0120%
by Portfolio

Percentage of Offering Purchased by				1.258%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						1.27%

Percentage of Portfolio Assets					0.018%
Applied to Purchase

Name(s) of Underwriter(s) or				Goldman Sachs and Co. NY

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes


SunAmerica Series Trust Small Cap Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 6/30/2017


					Securities Purchased
					1

Name of Underwriters		MS, JPM,Citi, BOA,
				Allen & Co, Deutsche Bank

Name of Issuer  					Cloudera Inc.



Title of Security					18914U10



Date of First Offering					4/28/2017


Amount of Total Offering			$	225,000,000.00


Unit Price					$       15.00

Underwriting Spread or Commission		$	1.0500

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$181,500.00


Number of Shares Purchased					12,100.00

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0807%
by Portfolio

Percentage of Offering Purchased by				4.189%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						4.27%

Percentage of Portfolio Assets					0.179%
Applied to Purchase

Name(s) of Underwriter(s) or				Morgan Stanley and Co. LLC

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes


SunAmerica Series Trust Small Cap Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 6/30/2017


					Securities Purchased
					1

Name of Underwriters		MS, WFS, JPM, CitiGroup, Stifel

Name of Issuer  					Costamare Inc.



Title of Security					Y1771G10



Date of First Offering					5/25/2017


Amount of Total Offering			$	95,850,000.00


Unit Price					$       7.10

Underwriting Spread or Commission		$	0.3200

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$107,920.00


Number of Shares Purchased					15,200.00

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.1126%
by Portfolio

Percentage of Offering Purchased by				7.167%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						7.28%

Percentage of Portfolio Assets					0.117%
Applied to Purchase

Name(s) of Underwriter(s) or				Morgan Stanley and Co. LLC

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes


SunAmerica Series Trust Small Cap Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 6/30/2017


					Securities Purchased
					1

Name of Underwriters		JP Morgan, Leerink Partners LLC,
				Cowen & Co.

Name of Issuer  					Mersana Therapeutics Inc.



Title of Security					59045L10



Date of First Offering					6/28/2017


Amount of Total Offering			$	75,000,000.00


Unit Price					$       15.00

Underwriting Spread or Commission		$	1.0500

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$133,500.00


Number of Shares Purchased					8,900.00

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.1780%
by Portfolio

Percentage of Offering Purchased by				5.112%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						5.29%

Percentage of Portfolio Assets					0.141%
Applied to Purchase

Name(s) of Underwriter(s) or					Leerink Partners LLC

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes


Seasons Series Trust Multi-Managed Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 9/30/2017

Securities Purchased
Name of Underwriters
Citigroup Global Markets Inc,
Goldman Sachs Group Inc,
JP Morgan Securities LLC,
BOA Merrill Lynch,
UBS Investment Bank/US,
Deutsche Bank Securities Inc,
Barclays Capital, RBC Capital Markets


Name of Issuer  			VENATOR MATERIALS PLC



Title of Security				G9329Z10



Date of First Offering				8/03/2017


Amount of Total Offering			$	454,000,000.00


Unit Price					$       20.00

Underwriting Spread or Commission		$	1.1500

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$8,000.00


Number of Shares Purchased					400.00

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0018%
by Portfolio

Percentage of Offering Purchased by				1.278%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						1.28%

Percentage of Portfolio Assets					0.073%
Applied to Purchase

Name(s) of Underwriter(s) or			GOLDMAN SACHS AND CO NEW YORK


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes


Seasons Series Trust Multi-Managed Moderate Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 9/30/2017


					Securities Purchased
Name of Underwriters	Citigroup Global Markets Inc,
			Goldman Sachs Group Inc,
			JP Morgan Securities LLC,
			BoA Merrill Lynch,
			UBS Investment Bank/US,
			Deutsche Bank Securities Inc,
			Barclays Capital, RBC Capital Markets


Name of Issuer  					VENATOR MATERIALS PLC

Title of Security					G9329Z10



Date of First Offering					8/03/2017


Amount of Total Offering			$	454,000,000.00


Unit Price					$       20.00

Underwriting Spread or Commission		$	1.1500

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$12,000.00


Number of Shares Purchased					600.00

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0026%
by Portfolio

Percentage of Offering Purchased by				1.277%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						1.28%

Percentage of Portfolio Assets					0.074%
Applied to Purchase

Name(s) of Underwriter(s) or			GOLDMAN SACHS AND CO NEW YORK


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes


Seasons Series Trust Small Cap Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 9/30/2017


					Securities Purchased
					1
   Name of Underwriters		Citigroup Global Markets Inc,
				Goldman Sachs Group Inc,
				JP Morgan Securities LLC,
				Bank of America Merrill Lynch,
				UBS Investment Bank/US,
				Deutsche Bank Securities Inc,
				Barclays Capital, RBC Capital Markets


Name of Issuer  					VENATOR MATERIALS PLC



Title of Security					G9329Z10



Date of First Offering					8/03/2017


Amount of Total Offering			$	454,000,000.00


Unit Price					$       20.00

Underwriting Spread or Commission		$	1.1500

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$70,000.00


Number of Shares Purchased					3,500.00

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0154%
by Portfolio

Percentage of Offering Purchased by				1.265%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						1.28%

Percentage of Portfolio Assets					0.075%
Applied to Purchase

Name(s) of Underwriter(s) or			GOLDMAN SACHS AND CO NEW YORK


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes